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                                                                                                   Exhibit 3.11a

                                                    JIM EDGAR
                                               Secretary of State
                                                State of Illinois

                                            ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE     The name of the corporation is                        COLUMN INC.
                                               (Shall contain the word "corporation", "company", "incorporated".

                ------------------------------------------------------------------------------------------------
                                             ("limited", or an abbreviation thereof).

ARTICLE TWO     The name and address of the initial registered agent and its registered office are:

                Registered Agent
                                  SAUL R. LEIBOWITZ
                                  First Name          Middle Name         Last Name

                Registered Office
                                  140 SOUTH DEARBORN STREET-SUITE 810
                                  Number              Street              Suite #
                                                                         (A.P.O. Box
                                                                          alone is not
                                                                          acceptable)

                                  CHICAGO, ILLINOIS 60603                 COOK
                                  City                Zip Code            County

ARTICLE THREE   The purpose or purposes for which the corporation is organized are:
                     If not sufficient space to cover this point, add one or more sheets of this size.

     TO BUY, SELL, LEASE, RENT, RESTORE AND OTHERWISE INVEST AND DEAL WITH REAL ESTATE, WHETHER RESIDENTIAL,
     INDUSTRIAL OR COMMERCIAL AND TO OWN OR ACQUIRE SUCH OTHER REAL OR PERSONAL PROPERTY AS MAY BE NECESSARY
     THERETO AND FOR SUCH OTHER BUSINESS PURPOSES AS ARE LAWFUL UNDER THE ILLINOIS BUSINESS CORPORATION ACT AND
     ITS AMENDMENTS.

ARTICLE FOUR    Paragraph 1: The authorized shares shall be:

                      Class                 *Par Value per share             Number of shares authorized.
                     ------                 --------------------             ----------------------------
                     COMMON                         NONE                                1,000
                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                     If not sufficient space to cover this point, add one or more sheets of this size.

                                                      None

ARTICLE FIVE    The number of shares to be issued initially, and the consideration to be received by the corporation therefor are:

                                       *Par Value          Number of shares              Consideration to be
                      Class            per share          proposed to be issued          received therefor.
                     ------            ----------        ----------------------         --------------------
                     COMMON              NONE                  1,000.00                      $1,000.00

                                                                                             $
                ------------------------------------------------------------------------------------------------
                                                                                             $
                ------------------------------------------------------------------------------------------------
                                                                                             $
                ------------------------------------------------------------------------------------------------
                                                                                   TOTAL     $1,000.00
                                                                                             -------------------

* A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.
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ARTICLE SIX     OPTIONAL

                The number of directors constituting the initial board of directors of the corporation is two, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                                       Name                                 Residential Address
                                       ----                                 -------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

ARTICLE SEVEN   OPTIONAL

                (a)  It is estimated that the value of all property to be owned by the corporation
                     for the following year wherever located will be:                                $
                                                                                                       ---------
                (b)  It is estimated that the value of the property to be located within the State
                     of Illinois during the following year will be:                                  $
                                                                                                       ---------
                (c)  It is estimated that the gross amount of business which will be transacted by
                     the corporation during the following year will be:                              $
                                                                                                       ---------
                (d)  It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois during the following year
                     will be:                                                                        $
                                                                                                       ---------

ARTICLE EIGHT   OTHER PROVISIONS

                Attach a separate sheet of this size for any other provision to be included in the Articles of
                Incorporation, e.g., authorizing  preemptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

                                       NAMES & ADDRESSES OF INCORPORATORS

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated FEBRUARY 16, 1990.

                   Signatures and Names                                    Post Office Address
                   --------------------                                    -------------------


1. /s/ Frank J. Gaspari                                 1. P.O. BOX 430
   ---------------------------------------                 Street
   Signature

   FRANK J. GASPARI                                        BERWYN, ILLINOIS  60402-0430
   Name (please print)                                     City/Town       State            Zip


2. /s/ Tim H. Yario                                     2. P.O. BOX 430
   ---------------------------------------                 Street
   Signature

   TIM H. YARIO                                            BERWYN, ILLINOIS  60402-0430
   Name (please print)                                     City/Town       State            Zip


3.
   ---------------------------------------                 ---------------------------------------
   Signature                                               Street

   ---------------------------------------                 ---------------------------------------
   Name (please print)                                     City/Town       State            Zip

(Signatures must be in ink on original document. Carbon copy, Xerox or rubber stamp signature may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice President and verified by him, and attested by its
Secretary or an Assistant Secretary.

                                                  Form BCA-2.10

                                     File No.
                                              --------------------

================================================================================================================

                                            ARTILES OF INCORPORATION

                                                  COLUMN, INC.

                                                  FEE SCHEDULE

.. The initial licence fee for a domestic corpoartion is computed at the rate of 1/20th of 1 percent (50(CENTS)
per $1,000) of the amount of stated capital and paid-in surplus, with a mininum of 50(CENTS).

.. The initial franchise tax is assessed at the rate of 1/10th of 1 percent ($1.00 per $1,000) of the stated
capital and paid-in surplus represented in this state, with a mininum of $25.00 and a maximum of $1,000,000.

.. The filing fee is $75.00.

The mininum total fee due (license fee + franchise tax + filing fees) where all the the property and business is in Illinios, or where the corporation elects to pay on that basis is $100.50. If you would like the fees computed for you, please call the Department of Business Services in Springfield.

                                                   RETURN TO

                                         Department of Business Sevices
                                              Corporation Division
                                               Secretary of State
                                           Springfield, Illinois 62756
                                            Telephone (217) 782-6961

================================================================================================================
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                                                                                                  File #
                                                                                           ---------------------

BCA-10.30 (Form Rev. Jun. 1986)                         JIM EDGAR                          This space for use by
                                                   Secretary of State                       Secretary of State
      Submit in Duplicate                          State of Illinois
                                                                                           Date 5-31-90
Remit payment in Check or Money
Order, payable to "Secretary of                  ARTICLES OF AMENDMENT                     License Fee   $
State."                                                                                    Franchise Tax $25
                                                                                           Filing Fee
      DO NOT SEND CASH!
                                                                                           Clerk MJ
                                                                                           ---------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE         The name of the corporation is COLUMN INC.
                                                                                                        (Note 1)

ARTICLE TWO         The following amendment of the Articles of Incorporation was adopted on May 24, 1990 in the manner indicated below. ("X" one box only.)

                    [ ]  By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected, or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment.
                                                                                                        (Note 2)

                    [ ]  By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment.
                                                                                                        (Note 3)

                    [X]  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment.
                                                                                                        (Note 4)

                    [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section
                         7.10.
                                                                                                        (Note 4)

                    [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                        (Note 4)

                                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)

                    BE IT RESOLVED THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS: COLUMN
                    OFFICE EQUIPMENT, INC.

----------------------------------------------------------------------------------------------------------------
                                                   (NEW NAME)

                                 All changes other than name, include on page 2
                                                     (over)

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                                                     Page 2
                                                   Resolution

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                                     Page 3
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ARTICLE THREE   The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable, insert "No change")

                                                    NO CHANGE

ARTICLE FOUR    (a) The manner in which said amendment effects a change in the amount of paid-in capital
                (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                                    NO CHANGE

                (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in
                Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                                    NO CHANGE

                                                                     Before Amendment          After Amendment

                                                   Paid-in Capital   $                         $
                                                                      ---------------           --------------

                       (Complete either Item 1 or 2 below)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated       MAY 24,  1990                                     COLUMN OFFICE EQUIPMENT, INC.
                                                              (Insert Name of Corporation)


attested by /s/ Tim H. Yario                                  by /s/ Frank J. Gaspari
            -----------------------------------------------      ----------------------------------------------
            (Signature of Secretary or Assistant Secretary)      (Signature of President or Vice President)

            TIM H. YARIO, SECRETARY                              FRANK J. GASPARI, PRES.
            (Type or Print Name and Title)                       (Type or Print Name and Title)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

                                                       OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

      Dated                               , 19
            ------------------------------    ----

      -----------------------------------------------------------   --------------------------------------

      -----------------------------------------------------------   --------------------------------------

      -----------------------------------------------------------   --------------------------------------

      -----------------------------------------------------------   --------------------------------------
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                                     Page 4

                             NOTES AND INSTRUCTIONS

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NOTE 1:   State the true exact corporate name as it appears on the records of the office of the Secretary of
          State, BEFORE any amendments herein reported.

NOTE 2:   Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been names or elected. ((S) 10.10)

NOTE 3:   Directors may adopt amendments without shareholder approval in only six instances, as follows:
          (a)  to remove the names and addresses of directors named in the articles of incorporation;
          (b)  to remove the name and address of the initial registered agency and registered office, provided a statement pursuant to (S) 5.10 is also filed;
          (c)  to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (d)  to change the corporate name by substituting the word "corporation", "incorporated", "company",
               "limited", or the abbreviation "corp.", "inc.", "co", or "ltd" for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
          (e)  to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05.
          (f)  to restate the articles of incorporation as currently amended. ((S) 10.15)

NOTE 4:   All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2)
          by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least
          2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. ((S) 10.20)

NOTE 5:   When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. ((S)(S) 7.10 &
          10.20)

                                                 Form BCA-10.30

                                          File No.
                                                  ---------------------

================================================================================================================
                                              ARTICLES OF AMENDMENT

                                                Filing Fee $25.00

                                        Filing Fee for Re-stated Articles
                                                     $100.00

                                                   RETURN TO:

                                         Department of Business Services
                                              Corporation Division
                                               Secretary of State
                                           Springfield, Illinois 62756
                                            Telephone (217) 782-6961

================================================================================================================
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Form BCA-10.30                                 ARTICLES OF AMENDMENT
(Rev. Jan. 1999)                                                                        File # 5585-144-1
----------------------------------------------------------------------------------------------------------------
Jesse White                                            FILED
Secretary of State
Department of Business Services                     MAR 27, 2002                --------------------------------
Springfield, IL 62756                                                                This space for use by
Telephone (217) 782-1832                                                               Secretary of State
-------------------------------------                                           --------------------------------
Remit payment in check or money                      JESSE WHITE                Date   3-27-02
order, payable to "Secretary of                  SECRETARY OF STATE
State."                                                                         Franchise Tax             $
                                                                                Filing Fee*               $25.00
The filing fee for restated articles                                            Penalty                   $
of amendment - $100.00
                                                                                Approved:                 KK
http://www.sos.state.il.us
----------------------------------------------------------------------------------------------------------------
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1.   CORPORATE NAME: COLUMN OFFICE EQUIPMENT, INC.
                                                                                         (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on   March 12     2002  in the
                                                                                  (Month & Day) (Year)
          manner indicated below. ("X" one box only)

     [ ]  By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                         (Note 2)

     [ ]  By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                                         (Note 2)

     [ ]  By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                         (Note 3)

     [ ]  By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                         (Note 4)

     [ ]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                         (Notes 4 & 5)

     [X]  By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment;
                                                                                         (Note 5)

3.   TEXT OF AMENDMENT

     a.   When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article I: The name of the corporation is:

          ------------------------------------------------------------------------------------------------------
                                                   (NEW NAME)

                                 All changes other than name, include on page 2

                                                     (over)
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                                                Text of Amendment

     b.   (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

          RESOLVED, that Article Four, Paragraph 1 of the Articles of Incorporation be amended to read as follows:

          The authorized shares of the corporation shall be:

          Class             Par Value               Number of Shares Authorized
          -----             ---------               ---------------------------
          Common            None                    2,000

          Upon filing of these Articles of Amendment, every eleven (11) shares of outstanding common stock shall automatically and without need for any further action, be combined into one (1) share of common stock of the corporation. No fraction of a share of common stock of the corporation shall be issued as a result of this stock combination.
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4.   The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert
     "no change")

     As set forth in Article 3b to these Articles of Amendment, the corporation is increasing the number of authorized shares of its common stock to 2,000 authorized shares of common stock and combining the number of shares of its outstanding common stock by an 1:11 ratio, resulting in a total of 91 issued shares.

5.   (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

     No change

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-In Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                                                   Before Amendment          After Amendment

                                         Paid-in Capital           $ No Change               $ No Change

                    (Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.   The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated March 26, 2002                                           Column Office Equipment, Inc.


     attested by  /s/ Chris Hagan                                   /s/ Frank Gaspari
                  -----------------------------------------------   --------------------------------------------
                  (Signature of Secretary or Assistant Secretary)   (Signature of President or Vice President)

                  Chris Hagan, Assistant Secretary                  Frank Gaspari, President
                        (Type or Print Name and Title)                     (Type or Print Name and Title)

7.   If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                      ,
           ---------------------  ------
              (Month & Day)       (Year)

     -------------------------------------------------------     ------------------------------------------

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